UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2013

Petro River Oil Corp.

 (Exact name of registrant as specified in its charter)

Delaware	000-49760	98-0611188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Post Oak Blvd., Suite 2020
Houston, TX 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code: (469) 828-3900

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On August 15, 2013, pursuant to the bylaws of Petro River Oil Corp. (the “Company”), the Company’s board of directors appointed David Briones, 37, to serve as the Chief Financial Officer of the Company, to hold office until his successor is elected and qualified. Mr. Briones has not engaged in a related party transaction with the Company during the last two years, and there are no family relationships between Mr. Briones and any of other executive officer or director of the Company.

Since October 1, 2010, Mr. Briones has acted as the managing member of Brio Financial Group, LLC, a financial reporting consulting firm.  From January 2006 through September 2010, Mr. Briones had managed the public company and hedge fund practices at Bartolomei Pucciarelli, LLC (“BP”).  Within that capacity, Mr. Briones performed audit services, outsourced CFO functions, and/or consulted clients through difficult SEC comment periods particularly through application of complex accounting principles for a vast public company client base.  BP is a registered firm with the Public Company Accounting Oversight Board.  BP is an independent member of the BDO Seidman Alliance.

 Mr. Briones served as the chief financial officer of NXT Nutritionals Holdings, Inc. from February 2, 2009 to May 15, 2012. Mr. Briones also served as the chief financial officer of Clear-Lite Holdings, Inc. from August 3, 2009 to March 21, 2011. Prior to joining BP, Mr. Briones was an auditor with PricewaterhouseCoopers LLP in New York, New York.  Mr. Briones specialized in the financial services group, and most notably worked on the MONY Group, Prudential Financial, and MetLife initial public offerings.

 Mr. Briones has a Bachelor of Science in Accounting from Fairfield University, Fairfield, Connecticut.  David’s professional interests are complemented by a strong commitment to philanthropy and humanitarian causes. His volunteer efforts have benefited such organizations as Habitat for Humanity, New York Cares and Junior Achievement.

The Company and Mr. Briones are still finalizing employment terms.

Item 8.01. Other Events.

On August 13, 2013, the Company announced that it anticipated filing its annual report on Form 10-K for the year ended April 30, 2013 with the Securities and Exchange Commission (the “SEC”) on August 21, 2013. The Company has subsequently announced that it will not file its Form 10-K on such date and now anticipates filing the Form 10-K with the SEC on August 27, 2013.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit Number	Exhibit Description
99.1	Press Release dated August 21, 2013

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2013

Petro River Oil Corp.

By:	/s/ Scot Cohen
Name:	Scot Cohen
Title:	Executive Chairman